EXHIBIT 99.1


OUTDOOR
CHANNEL
HOLDINGS, INC.

                                                                    NEWS RELEASE


Contacts:   William A. Owen, Chief Financial Officer
            951.699.4749

            Angie Yang
            PondelWilkinson Inc.
            Investor Relations
            Corporate/Financial Communications
            310.279.5980
            investor@pondel.com


           OUTDOOR CHANNEL HOLDINGS FILES RESTATED 2004 THIRD QUARTER
                              AND FULL YEAR RESULTS

               -- RESTATEMENT HAS NO ADVERSE IMPACT ON RESULTS --


         TEMECULA, CALIFORNIA - MAY 13, 2005 - Outdoor Channel Holdings, Inc. (NASDAQ NMS: OUTD) today announced it has filed with the Securities and Exchange Commission an amended Form 10-Q for the quarter ended September 30, 2004 and an amended Form 10-K for the year ended December 31, 2004, including restatements of its consolidated financial statements.

         The company said the restatements have no adverse impact on results. Upon completion of the review of certain other accounting matters, as described in a news release issued on May 10, the company concluded that no additional changes to the company's financial statements for the fiscal quarters ended September 30, 2004 and December 31, 2004 were required. Accordingly, the amended Form 10-Q primarily reflects the effects of a decrease in the non-cash, non-recurring compensation expense resulting from a correction of the accounting treatment of certain of the options issued in connection with the September 2004 acquisition of the remaining minority interest in The Outdoor Channel, Inc. that the company did not previously own and certain other minor corrections to the notes to the financials. The amended Form 10-K primarily reflects the effect of these corrections in the quarter ended September 30, 2004 on the consolidated financial statements for the year ended December 31, 2004.

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Outdoor Channel Holdings, Inc.
2-2-2


The impact of the restatement for the three and nine months ended September 30, 2004 and for the year ended December 31, 2004 is summarized as follows:

                                                    AS ORIGINALLY
                                                      REPORTED         AS RESTATED         CHANGE
                                                    -------------     --------------    -------------
                                                                      (In thousands)
AS OF AND FOR THE THREE MONTHS ENDED
SEPTEMBER 30, 2004

Deferred tax assets, net                            $     21,214      $     19,523      $     (1,691)
Goodwill                                                  31,416            35,666             4,250
Total assets                                              88,949            91,508             2,559
Accumulated deficit                                      (21,604)          (19,045)            2,559
Total stockholders' equity                                84,779            87,338             2,559

Loss from operations                                     (49,956)          (45,706)            4,250

Net loss                                                 (30,264)          (27,705)            2,559

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2004

Loss from operations                                     (45,910)          (41,660)            4,250

Net loss                                                 (28,307)          (25,748)            2,559

AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2004:

Deferred tax assets, net                            $     16,554      $     14,863      $     (1,691)
Goodwill                                                  39,418            43,668             4,250
Total assets                                              97,110            99,669             2,559
Accumulated deficit                                      (20,016)          (17,457)            2,559
Total stockholders' equity                                90,923            93,482             2,559

Loss from operations                                     (43,789)          (39,539)            4,250

Net loss                                                 (26,719)          (24,160)            2,559


         Please see the amended Form 10-Q and the amended Form 10-K, both filed with the SEC as of May 13, 2005, for more detailed information regarding the restatements.

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Outdoor Channel Holdings, Inc.
3-3-3


ABOUT OUTDOOR CHANNEL HOLDINGS, INC.
------------------------------------

         Outdoor Channel Holdings, Inc. owns and operates The Outdoor Channel, a national television network dedicated to providing the best in traditional outdoor programming to America's 82 million anglers, hunters and outdoor enthusiasts. The Outdoor Channel features approximately 100 weekly programs featuring hunting, fishing and shooting sports, as well as off road motor sports and other related lifestyle programming. Nielsen Media Research estimates The Outdoor Channel's universe, through a combination of cable and satellite dish subscribers, to be approximately 24.3 million homes for May 2005. The company also owns and operates related businesses that serve the interests of viewers of The Outdoor Channel and other outdoor enthusiasts, including LDMA-AU, Inc. (Lost Dutchman's) and Gold Prospector's Association of America, LLC. (GPAA).

SAFE HARBOR STATEMENT
---------------------

         The information contained in this news release may include forward-looking statements. The company's actual results could differ materially from those discussed in any forward-looking statements. The statements contained in this news release that are not historical are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including statements, without limitation, regarding our expectations, beliefs, intentions or strategies regarding the future. We intend that such forward-looking statements be subject to the safe-harbor provisions contained in those sections. Such forward-looking statements relate to, among other things: (1) expected revenue and earnings growth and changes in mix; (2) anticipated expenses including advertising, programming, personnel and others; (3) Nielsen Media Research estimates regarding total households and cable and satellite homes subscribing to and viewers (ratings) of The Outdoor Channel; and (4) other matters. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

         These statements involve significant risks and uncertainties and are qualified by important factors that could cause our actual results to differ materially from those reflected by the forward-looking statements. Such factors include but are not limited to (1) the company's ability to increase its subscriber base; (2) the impact from increasing launch support costs to increase distribution of The Outdoor Channel; (3) the placement of The Outdoor Channel in unpopular or more expensive packages; (4) the risk of cable and satellite service providers discontinuing carriage of The Outdoor Channel; (5) the company's ability to continue to manage its growth; (6) its ability to secure and retain national advertising accounts; (7) its ability to develop or distribute popular shows on The Outdoor Channel; (8) changes in methodology used to estimate the subscriber base of, and the ratings of programs on, The Outdoor Channel, or inaccuracies in such estimates; (9) costs associated with producing and acquiring programming being more than expected; and (10) other factors. In assessing forward-looking statements contained herein, readers are urged to read carefully all cautionary statements contained in our filings with the Securities and Exchange Commission. For these forward-looking statements, we claim the protection of the safe harbor for forward-looking statements in Section 27A of the Securities Act and Section 21E of the Exchange Act.

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